May 14, 2007

Supplement

SUPPLEMENT DATED MAY 14, 2007 TO THE PROSPECTUSES OF

Morgan Stanley California Tax-Free Daily Income Trust, dated April 30, 2007
Morgan Stanley New York Municipal Money Market Trust, dated April 30, 2007
Morgan Stanley Tax-Free Daily Income Trust, dated April 30, 2007
(collectively, the ‘‘Funds’’)

The following is hereby added as the last paragraph of the section of the Prospectus entitled ‘‘Shareholder Information — How to Sell Shares’’:

By Telephone or Wire

To sell shares by telephone or wire, first complete a telephone redemption application designating a bank account. Redemptions for more than $1,000 will be wired to your bank account (your bank may charge a fee for this service). For redemptions for less than $1,000, a check will be mailed to your bank account. For more information or to request a telephone redemption application, call the Transfer Agent toll-free at (800) 869-NEWS.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

MULTIFUNDSPT1